UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2015

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

+353 1 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed, on January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien public limited company, an Irish public limited company (“Covidien”), Kalani I Limited (now known as Medtronic plc, a public limited company organized under the laws of Ireland (“New Medtronic”)), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”) (the “Transaction Agreement”), (a) New Medtronic and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of New Medtronic.

Item 3.02.	Unregistered Sales of Equity Securities.

On January 28, 2015, Covidien converted seven authorized and issued ordinary shares, par value $0.20 each, into seven Dollar Deferred Shares, par value $0.20 each (the “Dollar Deferred Shares” and the conversion, the “Conversion”). The Conversion, and the issuance of the Dollar Deferred Shares as a part thereof, occurred in a private placement in reliance upon an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Item 5.03 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 28, 2015, following the consummation of the Transactions, Covidien amended and restated its Memorandum and Articles of Association (the “Memorandum and Articles”). The Memorandum and Articles reflect an increase in the authorized share capital of Covidien in order to create the class of Dollar Deferred Shares issued as part of the Conversion and to otherwise make certain changes to reflect Covidien’s transition from a widely held public company to a subsidiary of New Medtronic as a result of the consummation of the Acquisition.

The foregoing description of the Memorandum and Articles is a general description only and is qualified in its entirety by reference to the Memorandum and Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Covidien public limited company.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY
(Registrant)

Date: February 3, 2015	By:	/s/ Gary L. Ellis
		Name:	Gary L. Ellis
		Title:	President and Chief Financial Officer

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